Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At January 31, 2021

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 12.7%
Transamerica International Equity (A)	2,190,766	$ 42,478,950

Money Market Fund - 0.3%
Transamerica Government Money Market (A)	983,468	983,468

U.S. Equity Funds - 40.4%
Transamerica Large Growth (A)	2,693,797	47,033,694
Transamerica Large Value Opportunities (A)	4,775,547	44,937,895
Transamerica Mid Cap Growth (A)	781,695	10,537,249
Transamerica Mid Cap Value Opportunities (A)	897,318	10,920,355
Transamerica Small Cap Growth (A)	1,289,005	10,531,172
Transamerica Small Cap Value (A)	1,000,822	10,858,916

		134,819,281

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 46.6%
Transamerica High Quality Bond (A)	2,488,383	$ 24,883,830
Transamerica High Yield Bond (A)	2,219,035	20,259,793
Transamerica Inflation-Protected Securities (A)	3,306,902	36,541,270
Transamerica Intermediate Bond (A)	7,000,708	73,857,465

		155,542,358

Total Investment Companies (Cost $296,863,937)		333,824,057

Total Investments (Cost $296,863,937)		333,824,057
Net Other Assets (Liabilities) - (0.0)% (B)		(162,120)

Net Assets - 100.0%		$ 333,661,937

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$333,824,057	$—	$—	$333,824,057

Total Investments	$333,824,057	$—	$—	$333,824,057

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value January 31, 2021	Shares as of January 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Government Money Market	$629,853	$24,563,627	$(24,210,012)	$—	$—	$983,468	983,468	$446	$—
Transamerica High Quality Bond	23,630,458	2,521,573	(1,339,934)	(29,075)	100,808	24,883,830	2,488,383	155,751	—
Transamerica High Yield Bond	19,930,253	325,767	(1,118,194)	(48,336)	1,170,303	20,259,793	2,219,035	253,300	—
Transamerica Inflation-Protected Securities	35,703,686	2,107,942	(1,959,688)	157,799	531,531	36,541,270	3,306,902	192,414	—
Transamerica Intermediate Bond	71,023,261	8,938,031	(3,971,092)	137,872	(2,270,607)	73,857,465	7,000,708	1,397,496	1,332,307
Transamerica International Equity	36,578,010	719,386	(2,347,759)	188,802	7,340,511	42,478,950	2,190,766	554,824	—
Transamerica Large Growth	41,680,809	6,906,580	(2,578,758)	1,181,280	(156,217)	47,033,694	2,693,797	3,201,180	3,527,124
Transamerica Large Value Opportunities	40,752,478	449,659	(2,506,824)	96,921	6,145,661	44,937,895	4,775,547	271,383	—
Transamerica Mid Cap Growth	10,262,907	529,034	(1,372,807)	596,962	521,153	10,537,249	781,695	151,673	336,222
Transamerica Mid Cap Value Opportunities	9,519,341	150,567	(630,268)	(5,423)	1,886,138	10,920,355	897,318	109,426	—
Transamerica Small Cap Growth	9,595,299	928,496	(1,602,654)	295,263	1,314,768	10,531,172	1,289,005	—	887,356
Transamerica Small Cap Value	9,993,275	67,239	(2,180,642)	(251,925)	3,230,969	10,858,916	1,000,822	26,098	—

Total	$309,299,630	$48,207,901	$(45,818,632)	$2,320,140	$19,815,018	$333,824,057	29,627,446	$6,313,991	$6,083,009

(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the period ended January 31, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 1

Transamerica Asset Allocation Intermediate Horizon

NOTES TO SCHEDULE OF INVESTMENTS

At January 31, 2021

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Fund’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at January 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Page 2